

CPS Technologies Corp.

Investor Presentation

Boston, MA

April 29, 2025

Brian Mackey

President and Chief Executive Officer

Chuck Griffith

Chief Financial Officer

Forward-Looking Statements

Statements made in this document that are not historical facts or which apply prospectively, including those relating to 2025 financial results, are forward-looking statements that involve risks and uncertainties. These forward-looking statements are identified by the use of terms and phrases such as "will," "intends," "believes," "expects," "plans," "anticipates" and similar expressions. Investors should not rely on forward looking statements because they are subject to a variety of risks and uncertainties and other factors that could cause actual results to differ materially from the company's expectation. Additional information concerning risk factors is contained from time to time in the company's SEC filings, including its Annual Report on Form 10-K and other periodic reports filed with the SEC. Forward-looking statements contained in this press release speak only as of the date of this release. Subsequent events or circumstances occurring after such date may render these statements incomplete or out of date. The company expressly disclaims any obligation to update the information contained in this presentation.

Synopsis of CPS

- Premier provider of high-performance material solutions for mission-critical applications
- Domestic micro-cap with expanding growth opportunities
- Balanced revenue:
  - Domestic and international sales
    - U.S. 46%, Germany 32%, Other 22%
  - Markets served:
    - 40% aerospace and defense
    - 60% commercial, traction, energy, etc.

Market Cap.	$21.9 Million
2024 Revenue	$21.1 Million
Shares Outstanding	14.53 Million
Recent Closing Price (CPSH)	$1.52
52 Week Range	$1.27 - $2.46
Institutional Ownership	21%
Beneficial Insider Ownership	16%
Location	Norton, MA (~40k SF)
Headcount	95 employees, plus ~50 temps

ITAR

ISO 9001 2015 CERTIFIED

Company Background

Focus Areas

- Metal Matrix Composites
- Hermetic Packaging
- Composite Armor
- Product Development and Commercialization

Diverse and Growing Markets

- Aerospace & Defense
- Clean Energy
- Transportation & Infrastructure
- Automotive
- Defense Survivability
- Telecom & Computing

Proprietary Technology

- Advanced processes for MMC manufacturing
- Novel light-weight ballistic protection
- Expertise in advanced materials for thermal, mechanical, and ballistic development
- Global license to deliver product solutions using a novel composite material
- Renewed emphasis on product development that better serves our customers by building on current capabilities

Strong Relationships with Blue-Chip Customers

Raytheon
Lockheed Martin
Infineon
Delta
International IOR Rectifier
Powerex
Northrop Grumman
Crane Aerospace & Electronics
Hitachi Energy

Corporate Vision

To pioneer the next generation of high-performance materials and solve the world's toughest engineering challenges.

MATERIAL DESIGN

- Driven by clearly defined customer requirements
- Application of material science expertise
- Leveraging and extending CPS' intellectual property portfolio

MATERIAL PROPERTIES

- High thermal conductivity
- Thermal expansion matching
- Ballistic strength (armor)
- Stiffness
- Tensile strength
- Lightweight
- Resistance to wear

PRODUCT PERFORMANCE

- **MMC products** (e.g., baseplates) enable long life for customers' high-power electronics
- Certain **hermetic packaging** products benefit from unique MMC material properties
- Lightweight and environmentally durable **armor** products satisfy demanding ballistic requirements
- **Product development** including AlMax (fiber reinforced aluminum) products, which enable adoption into aircraft and related applications where high strength-to-weight ratio is valued

Metal Matrix Composites (MMCs) for Thermal Management

- Using a proprietary process, CPS combines Aluminum and Silicon Carbide materials to form "AlSiC", a metal matrix composite (MMC). This material provides a unique and ideal set of properties for thermal management, which enhance the performance and reliability of our customers' electronics systems.



Source of heat
Thermal cycling
Substrate
Solder
Thermal Dissipation
Customer Electronics
MMC Baseplate from CPS



Customer electronics with CPS baseplate

- Key performance characteristics:
  - **Thermal conductivity to dissipate heat** from the electronic device, **avoiding damage** during repeated thermal cycles.
  - **Compatible thermal expansion values** between materials which **reduce mechanical stresses** that could lead to power electronics failure.

- Physical design properties (SWaP) enabling efficient design and value-added tradeoffs
  - Lightweight
  - High strength and stiffness
  - Fabrication (casting) process yields net shape product with functional geometrical attributes
- Applications include automotive, traction, and green energy

- CPS actively fulfilling a 12-month, $13.3M order for power module components.
- Annual shipment volume by CPS is estimated to represent ~25% of the near-term available AlSiC market.

Hermetic Packaging for Microelectronics

- CPS' Hermetic Package (HP) solutions offer ceramic to metal seals (CTMS) or glass to metal seals (GTMS) for **reliable microelectronics packaging in challenging environments**.
- We offer custom HP solutions which **enable optimal performance** and are designed to meet our customers' specifications, format, and size.
- Each HP product provides the most robust hermetic seal for **improved reliability** in applications with high cost of failure, including military, aerospace and telecommunications.



CPS also offers HP products that *incorporate MMCs*:

- Increased thermal conductivity
- 40-60% weight reduction
- High strength for harsh applications
- Thermal expansion matching for direct attachment substrates



Reliable avionic control and electrical systems



Durable satellite control systems

- Annual shipment volume by CPS is estimated to represent less than 10% of the near-term available HP market.
- CPS has recently added 5-axis machining capability to expand product offerings and increase margin capture.
- First commercial orders are now being fulfilled.
- While CPS' current 5-axis revenue is low, the estimated addressable market for these products exceeds $50M.

Ideal for weight sensitive systems subject to vibration and shock

CPS provides a patented advanced material approach **capable of defeating heavy kinetic threats**, with validated multi-hit performance to U.S. DoD standards. First installation – on the USS Abraham Lincoln (CVN 72) – completed in 2024.



Installation underway on all 12 U.S. Navy Aircraft Carriers to protect crew-served weapons stations


Aluminum Composite
Ceramic Tiles
Multi-Layered Assembly

A novel approach to advanced ballistic protection

HybridTech Armor® utilizes CPS' proprietary Metal Matrix Composite (MMC) infiltration technology to offer protection that rivals any steel alternative at ***HALF*** the weight

- Ceramic tiles encapsulated in Aluminum composites for **improved strength and ballistic performance**
- Reduced weight and increased environmental durability for improved safety and reliability

- The multi billion-dollar market for advanced ballistic protection includes numerous unique solutions, each of which is application dependent.
- CPS' order for CVN vessels totaling ~$20M was fulfilled in 2021-2024.
- CPS and its partner, Kinetic Protection, are actively pursuing contracts for additional Navy ship classes, opportunities which represent a multiple of the CVN order.



With funding from the U.S. Army, CPS has developed a structural armor system that can be used as **a lightweight, modular helicopter flooring package**.

Performance attributes:

- **Greater than 70% weight reduction** vs. legacy steel armor overlays (estimated 1,000 lbs. of weight savings per UH-60)
- Successfully tested against 0.308 caliber M2 AP rounds: 2,942 ft/s V50, well above targeted V50 of 2,500 ft/s



Expanding Portfolio

New product commercialization in 2025

HYBRIDTECH AL^MAX

- CPS is the global, exclusive licensor of **ALMAX**, a high strength aluminum alloy discontinuously reinforced with short ceramic fibers.
- A patent-protected solution for both military and commercial applications.
- Active SBIR: Hybrid Army vehicles

- Competitive advantages:
  - Superior wear resistance relative to cast iron and steel
  - Increased strength at elevated service temperatures compared to other aluminum alloys
  - Low density vs. traditional structural alloys (steel, nickel, titanium)
  - Machinable, forgeable, and weldable – unlike other composite products



ALMAX bearing liners

- Several relevant applications of ALMAX each have market sizes above $1B, including aerospace bearings and liners, and replacement of titanium structures.

HYBRIDTECH RADIATION SHIELDING

- **Radiation shielding** to address gamma and neutron radiation risks

- Lightweight
- Modular
- Structural
- Customizable
- Flexible form factor
- Non-toxic (lead free)

- A novel approach to combining challenging materials (tungsten and boron carbide) in an aluminum matrix. Patent filed June 2024.
- Active SBIR: Dept. of Energy ($1.1M)
  - Shielding for transport of nuclear micro reactors
  - Subcontractor: Curtiss-Wright Nuclear

- Radiation Shielding from CPS is targeting an estimated $4 billion market with multiple form factors, such as modular walls, cladding, glove boxes, and truck shells.



20 mm Thick Composite Shielding

Advanced Research

Dedicated to satisfying challenging customer requirements:

- Applying and expanding CPS' core capabilities (metal matrix composites, thermal management, and materials utilizing unique ceramic and metal forming processes)

Active efforts to address the needs of the DoD and DOE:

- Two active Phase II SBIRs
  - Radiation shielding for the transportation of nuclear microreactors ($1.1M, 24 months, DOE)
  - Thermal energy storage for long range missiles ($1M, 30 months, US Navy)
- Three active Phase I SBIRs, all funded by the U.S. Army (6 months, $250K each)
  - Electromagnetic protection for artillery shells using ultralow temperature cofired ceramics (ULTCC)
  - Additive manufacturing of tungsten, replicating shear properties of depleted uranium for artillery
  - Application of ALMAX (fiber reinforced aluminum) to improve hybrid electric vehicle operating range
- Additional opportunities:
  - Rocket motor cases with improved performance enabled by metal matrix composites, funded by NAVAIR ($300K)
  - Awaiting funding decision for potential Phase II Army SBIR: controlled fragmentation tungsten warhead

Radiation shielding composite comprised of boron carbide, aluminum and tungsten



B4C
Al
W
100 µm



200 µm

SEM image of nitinol wires within an aluminum matrix, for **thermal energy storage**

- Three new funded research contracts initiated in 2025, totaling $750K of external funding.
- Army funding for application of ALMAX to vehicle weight reduction provides early confirmation of potential value proposition.

Product Development Snapshot

Expanding portfolio aligned with the CPS Vision:

To pioneer the next generation of high-performance materials and solve the world's toughest engineering challenges.

Ongoing Development

Additive Manufacturing *High-density/ tungsten* Ph 1 SBIR underway, $250K	**Thermal Energy Storage** *Infiltration of nitinol* Ph 2 SBIR underway, $1M
Electromagnetic Protection *ULTCC compositions* Ph 1 SBIR underway, $250K	**Fiber Wound Cylinders** *Infiltration of ceramics* Funding from NAVAIR
Fragmentation Warhead *Injection molded tungsten* Awaiting Ph 2 SBIR decision	**Internal Efforts** *Various* CPS funded

Pursuing Commercialization

Light Armor *Infiltration of ceramics* Ph 1 SBIR completed	**Radiation Shielding** *Infiltration of B4C and W* Ph 2 SBIR underway, $1.1M
Internal Efforts *Various* CPS funded	**ALMAX** *Infiltration of ceramic fibers* Ph 1 SBIR underway, $250K

Commercialized

- AlSiC
- Hermetic Packaging
- Heavy Armor

- Robust list of funded programs
- Driven by well-defined customer requirements
- Leveraging external funding and resources when possible
- Targeting expanded commercial opportunities
- Building on existing intellectual property
- Selective internally funded efforts

Income Statement

	Three Months Ended	
	December 28, 2024	December 30, 2023
	------------	------------
Total revenues	$5,933,283	$6,747,199
Cost of product sales	6,204,808	5,598,616
Gross Profit (Loss)	(271,525)	1,148,583
Selling, general, and administrative expense	1,047,459	1,004,948
Income (Loss) from operations	(1,318,984)	143,635
Interest/Other income (expense)	45,134	80,823
Net income (Loss) before income tax	(1,273,850)	224,458
Income tax provision (benefit)	(278,697)	84,948
Net income (Loss) before	(995,153)	139,510
	=========	=========

- In 2024, Q4 Revenue equaled Q1 Revenue, which included a full quarter of Armor shipments
  - This trend continues in Q1 2025
- Start-up costs related to increased production capacity negatively impacted Q4
- Significant improvements in Q1 of 2025

Balance Sheet

		December 28, 2024		September 28, 2024
ASSETS				
Current assets:				
Cash and cash equivalents	$	3,280,687	$	4,689,004
Marketable securities, at fair value		1,031,001		1,020,952
Accounts receivable-trade, net		4,858,208		3,654,549
Accounts receivable-other		177,068		362,312
Inventories		4,331,066		4,433,412
Prepaid expenses and other current assets		480,986		506,126
Total current assets		14,159,016		14,666,355
Property and equipment:				
Production equipment		10,382,379		9,953,702
Furniture and office equipment		891,921		891,921
Leasehold improvements		997,830		988,804
Total cost		12,272,130		11,834,427
Accumulated depreciation and amortization		(10,377,756)		(10,200,302)
Construction in progress		108,874		448,184
Net property and equipment		2,003,248		2,082,309
Right-of-use lease asset		186,000		224,000
Deferred taxes, net		2,528,682		2,249,985
Total assets	$	18,876,946	$	19,222,649
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities:				
Notes payable, current portion	$	8,130	$	20,103
Accounts payable		3,053,712		2,497,055
Accrued expenses		913,279		840,757
Deferred revenue		172,429		160,412
Lease liability, current portion		160,000		160,000
Total current liabilities		4,307,550		3,678,327
Notes payable less current portion		-		–
Deferred revenue – long term		31,277		31,277
Long term lease liability		26,000		64,000
Total liabilities		4,364,827		3,773,604
Total stockholders' equity		14,512,119		15,449,045
Total liabilities and stockholders' equity	$	18,876,946	$	19,222,649

- Balance sheet remains strong, despite deterioration due to losses incurred in 2024
- Continued use of cash to fund Revenue growth, but has stabilized since mid-Q1
- Final component of debt fully paid in Q1; CPS is debt free
- Current ratio of 3.3, compared to industry average of 2.4 (www.readyratios.com/sec/industry/D/)



CPS Technologies Corp.

Investor Presentation

Boston, MA

April 29, 2025

Brian Mackey

President and Chief Executive Officer

Chuck Griffith

Chief Financial Officer